UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 21, 2011
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

This is the first page of a 3 page document.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s Shareholders was held on September 15, 2011.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this meeting, the shareholders were requested to: (1) elect a board of directors;  2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2012; (3) cast an advisory vote on executive compensation and (4) cast an advisory vote on future advisory votes on executive compensation.

(1)
At the Meeting, the holders of 47,633,892 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld from each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Mari J. Baker Raymond W. McDaniel, Jr.	43,704,766 43,690,109	110,704 125,361	3,818,422 3,818,422
William B. Plummer	43,694,577	120,893	3,818,422
Kalpana Raina	43,256,278	559,192	3,818,422

(1)
At the Meeting, the holders of 9,118,824 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting aquorum.  The tabulation below sets forth the number of votes cast for or withheld for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
Warren J. Baker	8,426,631	7,749	684,444
Jean-Lou Chameau	8,432,731	1,649	684,444
Linda Katehi Matthew S. Kissner	8,432,731 8,432,731	1,649 1,649	684,444 684,444
Eduardo Menascé	8,426,631	7,749	684,444
William J. Pesce Stephen M. Smith	8,432,731 8,432,731	1,649 1,649	684,444 684,444
Bradford Wiley II	8,391,143	43,237	684,444
Peter Booth Wiley	8,432,731	1,649	684,444

(2)
At the Meeting, the holders of 13,882,213 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to vote the approval of KPMG LLP as independent accountants for the Company for the fiscal year ending April 30, 2012; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,846,047	35,534	632

(3)              FOR                      AGAINST                    ABSTAIN                    BROKER NON-VOTES

  12,713,618             84,168                           18,141                            1,066,286

(4)              ONE YEAR          TWO YEARS             THREE YEARS            ABSTAIN                      BROKER NON-VOTES

  11,905,322             161,942                         734,442                          14,221                               1,066,286

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Stephen M. Smith
Stephen M. Smith
President and Chief Executive Officer

By	/s/ Ellis E. Cousens
Ellis E. Cousens
Executive Vice President and
Chief Financial & Operations Officer

Dated: September 21, 2011